OCTOBER 31, 2000

                               [GRAPHIC OMITTED]

                                Chase Fleming

H&Q TECHNOLOGY FUND             ANNUAL REPORT

                                [LOGO] CHASE
                                THE RIGHT RELATION IS EVERYTHING

                                                             H&QTF-2-1200

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Contents
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Chairman's Letter                                                              1
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Chase Fleming H&Q Technology Fund                                              2
 Fund Commentary
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Portfolio of Investments                                                       5
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Financial Statements                                                           6
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Notes to Financial Statements                                                  9

Highlights

o Since the Fund's inception, the technology industry endured a brutal market environment.

o Technology valuations are currently believed by management to be at more-reasonable levels.

o The management team remained committed to investing in companies with sound fundamentals.

              ---------------------------------------------------
              NOT FDIC INSURED May lose value / No bank guarantee
              ---------------------------------------------------
        Chase Fleming Funds are distributed by Vista Fund Distributors,

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CHASE FLEMING H&Q TECHNOLOGY FUND

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Chairman's Letter

                                                                December 4, 2000

Dear Shareholder:

I am pleased to present the first-ever annual report for the Chase Fleming H&Q Technology Fund for the period ending October 31, 2000. Of course, the information you'll find inside covers only the brief period since the Fund's inception date, September 20, 2000.

Tech Stocks Continue to Take a Beating

There is no doubt that, during the brief life of this Fund, we have been in one of the most difficult periods for technology stocks that most investors care to remember. In fact, the last time we've seen such a downturn in technology was in the 1973-74 bear market, when the Nasdaq declined by 60%. By comparison, as of this writing, the technology-dominated Nasdaq has fallen by almost half from its March 2000 highs.

In the wake of this brutal market, conventional thinking is that 1999 was a year of speculation in the technology sector and that Nasdaq valuations are still too high. Our portfolio management team disagrees, noting that while there certainly was some hype, quite a few technology stocks deserve to have higher valuations than other stocks based on their compelling business models. As one example, the team points to the fact that, over the past two years, numerous technology companies have successfully adopted Microsoft's "monopolize a standard" business strategy as well as that company's "write it once, sell it many times" financial model. The result is that several dominant tech companies today have higher profitability and earnings leverage than ever imagined in the classic business studies that drive the valuations of more traditional companies.

A Way Forward

To the degree that valuations were out of hand, our portfolio management team believes that they have now returned to more reasonable levels. In its view, the core fundamental theme driving technology spending is, has been and will always be productivity. While technology stocks will always be volatile, it's important to remember that the huge economic value which these firms should offer the world should ultimately translate into big profits and big market capitalizations for the dominant leaders. Our strategy remains one of owning companies who are, or have the potential to be, dominant leaders. While it has certainly been a difficult period, we are confident that this strategy will pay off in the long run.

On behalf of your portfolio management team and everyone at Chase Fleming Asset Management, thank you for your continued investment in Chase Fleming H&Q Technology Fund.

Sincerely yours,


/s/ Fergus Reid

Fergus Reid
Chairman

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CHASE FLEMING H&Q TECHNOLOGY FUND
As of October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

How the Fund Performed

Chase Fleming H&Q Technology Fund had a total return of -18.30% (Class A shares, without sales charges) from its inception on September 20, 2000 through October 31, 2000. This compares to a total return of -13.33% for its benchmark, the Hambrecht & Quist Technology Index.

How the Fund Was Managed

This Fund is managed based on the belief that investing in the most dominant, standard-setting players in each technology sub-sector experiencing rapid growth will generate outperformance over the long run. During the reporting period, the management team built positions on a stock-by-stock basis in companies where its confidence was highest.

During the technology stock selloff that coincided with and has continued beyond the brief reporting period, the management team has visited and revisted the company management of the Fund's large holdings. The basic strategy has included selling and/or avoiding all at-risk dot-com companies (such as Yahoo.com and Hollywood.com) and continuing to focus on leaders as well as to ascertain whether current ideas about individual companies' leadership prospects and business models remain viable. This exercise has led the team to keep the Fund's major holdings intact.

The management team has also looked to diversify where appropriate, broadening exposure in data-com stocks in order to lower single-stock risk. Despite the negative returns, the Fund's stock selection during the reporting period was good.

Looking Ahead

With the Nasdaq moving back to its October 1999 levels and down almost 50% from its March 2000 high, the management team is of the opinion that now is a good time to build positions in the technology sector. The team intends to sell outright any large positions in which the forward 12-month fundamentals deteriorate further. However, the strategy does not involve selling otherwise strong companies simply because they face a weak quarter or two. Additionally, the Fund will look to add new positions in companies that have a lower risk of deteriorating earnings. Most importantly, the Fund will seek to offer shareholders exposure to the most dominant, best managed and most innovative Silicon Valley firms - companies that, despite all the market noise, continue to experience fundamentally strong demand.

CHASE FLEMING H&Q TECHNOLOGY FUND
As of October 31, 2000 (Unaudited)

Percentage of Total Portfolio Investments

   [The following information was represented as a pie chart in the original document.]

Internet Services/Software             45.3%
Telecommunications Equipment           21.3%
Computer Software                      17.6%
Computers/Computer Hardware             6.0%
Semi-Conductors                         5.0%
Computer Networks                       4.8%

Top Ten Equity Holdings of the Portfolio

1. Inktomi Corp. (8.5%) Develops and markets scalable software applications designed to enhance the performance and intelligence of large-scale networks. The Company's systems use parallel-processing technology across clusters of workstations to deliver the speed and performance while utilizing smaller workstations.

2. Exodus Communications, Inc. (7.5%) Provides Internet system and network management solutions for enterprises with mission-critical Internet operations. The Company manages its operations through Internet data centers located throughout the United States and a server hosting facility in England. Exodus also provides, through a subsidiary, network and system security consulting services.

3. Sun Microsystems, Inc. (6.0%) Provides products, services and support solutions for building and maintaining network computing environments. The Company sells scalable computer systems, high-speed microprocessors and a complete line of high-performance software for operating network computing equipment and storage products. It also provides support, education and professional services.

4. Veritas Software Corp. (5.7%) Designs, develops and markets enterprise storage management and high availability products that manage both on-line and off-line data for business-critical computing systems. The Company's products are marketed to original equipment manufacturers and end-user customers through resellers, value-added resellers, hardware distributors and systems integrators.

5. Cisco Systems, Inc. (4.8%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.

6. Portal Software, Inc. (4.7%) Develops, markets and supports real-time, scalable customer management and billing software for providers of Internet-based services. The Company's software offers account creation, user authentication and authorization, activity tracking, pricing and rating and billing and customer service functions.

7. CIENA Corp. (4.7%) Provides optical networking equipment. The Company offers products for tele- and data-communications service providers worldwide. CIENA's customers include long distance carriers, competitive local exchange carriers, Internet service providers and wholesale carriers. The Company offers optical transport, intelligent switching and multi-service delivery systems.

8. Oracle Corp. (3.8%) Supplies software for enterprise information management. The Company offers databases and relational servers, application development and decision support tools and enterprise business applications.

9. VeriSign, Inc. (3.6%) Provides Internet trust services needed by websites, enterprises, electronic commerce providers and individuals to conduct electronic commerce and communications over Internet protocol networks. The Company also provides Internet domain registration services for Web addresses ending in .com,
 .net, .org and .edu. In addition, It provides Internet technology services.

10. Corvis Corp. (3.5%) Designs, manufactures and markets products that enable a shift in the design of networks by allowing for the transmission, switching and management of communications traffic in the optical domain. The Company's products enable the creation of all-optical backbone networks that support transmission over long distances.

Top 10 equity holdings comprised 52.8% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE FLEMING H&Q TECHNOLOGY FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns                                             Since
                                                                       Inception
                                                                       (9/20/00)
--------------------------------------------------------------------------------
Class A Shares
 Without Sales Charge                                                   -18.30%
 With Sales Charge                                                      -23.00%
--------------------------------------------------------------------------------
Class B Shares
 Without CDSC                                                           -18.40%
 With CDSC                                                              -22.48%
--------------------------------------------------------------------------------
Class C Shares
 Without CDSC                                                           -18.30%
 With CDSC                                                              -19.12%
--------------------------------------------------------------------------------

Source: Lipper Analytical Services.

Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Sales charge for Class A Shares: 5.75%. Class B Shares CDSC: 5% for the period since inception. Class C Shares CDSC: 1% for the period since inception.

The Fund commenced operations on 9/20/00. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Technology companies expose the Fund to special risks. The Fund has the ability to invest in IPO companies, which may decline shortly after the initial public offering. The securities of mid-cap and small-cap companies may trade less frequently value of your investment may fluctuate more than a fund that is diversified across many sectors or industries, and in smaller volumes, than securities of larger, more established companies, so that the value of your investment may fluctuate more than a fund that is diversified across many sectors or industries. There is no assurance that the Fund will meet its stated objectives.

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CHASE FLEMING H&Q TECHNOLOGY FUND
Portfolio Investment

--------------------------------------------------------------------------------

As of October 31, 2000
(Amounts in thousands)

Shares    Issuer                                                          Value
================================================================================
   Long-Term Investments -- 93.7%
================================================================================
          Common Stock -- 93.7%
          ---------------------
          Computer Networks -- 4.5%
    10    Cisco Systems, Inc. *                                          $   539

          Computer Software -- 16.5%
     3    Advent Software, Inc. *                                            185
    13    Oracle Corp. *                                                     429
     3    Rational Software Corp. *                                          149
     3    Siebel Systems, Inc. *                                             315
     5    Veritas Software Corp. *                                           635
     6    Wind River Systems *                                               246
                                                                         -------
                                                                           1,959

          Computers/Computer Hardware -- 5.6%
     6    Sun Microsystems, Inc. *                                           665

          Internet Services/Software -- 42.5%
     2    Agile Software Corp. *                                             166
     7    Answerthink, Inc. *                                                115
     5    BEA Systems, Inc. *                                                359
     5    Blue Martini Software, Inc. *                                      188
     2    Critical Path, Inc. *                                              112
    10    Digital Island *                                                   126
     5    eBay, Inc. *                                                       258
    25    Exodus Communications, Inc. *                                      838
     2    i2 Technologies, Inc. *                                            323
     6    Infospace, Inc. *                                                  111
    15    Inktomi Corp. *                                                    951
    10    Kana Communications, Inc. *                                        235
     6    Mcafee.com, Inc. *                                                  44
     2    Phone.com, Inc. *                                                  185
    15    Portal Software, Inc. *                                            528
     3    VeriSign, Inc. *                                                   396
     2    Yahoo! Inc. *                                                      117
                                                                         -------
                                                                           5,052

          Semi-Conductors -- 4.7%
     1    Broadcom Corp., Class A *                                          133
     1    PMC-Sierra, Inc. *                                                 136
     4    Xilinx, Inc. *                                                     290
                                                                         -------
                                                                             559

          Telecommunications Equipment -- 19.9%
     5    Cabletron Systems *                                                146
     5    CIENA Corp. *                                                      525
     6    Corvis Corp. *                                                     393
     4    JDS Uniphase Corp. *                                               326
     2    Juniper Networks, Inc. *                                           293
     5    Nortel Networks Corp. (Canada)                                     228
     2    Oni Systems Corp. *                                                162
     5    Sonus Networks, Inc. *                                             173
     2    Sycamore Networks, Inc. *                                          127
                                                                         -------
                                                                           2,373
--------------------------------------------------------------------------------
          Total Investments -- 93.7%                                     $11,147
          (Cost $12,795)
--------------------------------------------------------------------------------

                       See notes to financial statements.

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CHASE FLEMING H&Q TECHNOLOGY FUND
Statement of Assets and Liabilities October 31, 2000

--------------------------------------------------------------------------------

(Amounts in thousands, except per share amounts)

================================================================================
ASSETS:
  Investment securities, at value (Note 1) ........................    $ 11,147
  Cash ............................................................       1,915
  Receivables:
      Interest and dividends ......................................           7
      Fund shares sold ............................................         627
--------------------------------------------------------------------------------
       Total Assets ...............................................      13,696
--------------------------------------------------------------------------------
LIABILITIES:
  Payables:
      Investment securities purchased .............................       1,772
  Accrued liabilities: (Note 2)
      Distribution fees ...........................................           2
      Other .......................................................          17
--------------------------------------------------------------------------------
       Total Liabilities ..........................................       1,791
--------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital .................................................      13,570
  Accumulated distributions in excess of net investment income ....          --
  Accumulated net realized loss on investments ....................         (17)
  Net unrealized depreciation of investments ......................      (1,648)
--------------------------------------------------------------------------------
       Total Net Assets ...........................................    $ 11,905
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($.001 par value; unlimited number of shares authorized):
  Class A Shares ..................................................         762
  Class B Shares ..................................................         535
  Class C Shares ..................................................         161
Net Asset Value:
  Class A Shares (and redemption price) ...........................    $   8.17
  Class B Shares* .................................................    $   8.16
  Class C Shares* .................................................    $   8.17
Class A Maximum Public Offering Price Per Share
(net asset value per share/94.25%) ................................    $   8.67
--------------------------------------------------------------------------------
  Cost of investments .............................................    $ 12,795
--------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

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CHASE FLEMING H&Q TECHNOLOGY FUND
Statement of Operations For the period from September 20, 2000* to October 31, 2000

--------------------------------------------------------------------------------

(Amounts in thousands)

================================================================================
DIVIDEND INCOME                                                         $    11
EXPENSES: (Note 2)
  Investment advisory fees .....................................              7
  Administration fees ..........................................              1
  Shareholder servicing fees ...................................              2
  Distribution fees ............................................              4
  Custodian and accounting fees ................................              9
  Printing and postage .........................................              1
  Professional fees ............................................              2
  Registration expenses ........................................              1
  Transfer agent fees ..........................................              4
  Trustees' fees ...............................................              1
--------------------------------------------------------------------------------
     Total expenses ............................................             32
--------------------------------------------------------------------------------
  Less amounts waived (Note 2) .................................             13
--------------------------------------------------------------------------------
     Net expenses ..............................................             19
--------------------------------------------------------------------------------
       Net investment loss .....................................             (8)
================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions .................            (17)
  Net unrealized depreciation of investments ...................         (1,648)
--------------------------------------------------------------------------------
  Net realized and unrealized loss on investments ..............         (1,665)
--------------------------------------------------------------------------------
  Net decrease in net assets from operations ...................        $(1,673)
================================================================================

* Commencement of operations

                       See notes to financial statements.

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CHASE FLEMING H&Q TECHNOLOGY FUND
Statement of Changes in Net Assets For the period indicated

--------------------------------------------------------------------------------

(Amounts in thousands)

--------------------------------------------------------------------------------
                                                                       09/20/00*
                                                                        Through
                                                                        10/31/00
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss ..........................................       $     (8)
  Net realized loss on investments .............................            (17)
  Net unrealized depreciation of investments ...................         (1,648)
--------------------------------------------------------------------------------
       Decrease in net assets from operations ..................         (1,673)
--------------------------------------------------------------------------------
Increase From capital share transactions (Note 6) ..............         13,578
--------------------------------------------------------------------------------
       Total increase in net assets ............................         11,905

NET ASSETS:
  Beginning of period ..........................................             --
--------------------------------------------------------------------------------
  End of period ................................................       $ 11,905
--------------------------------------------------------------------------------

* Commencement of operations

                       See notes to financial statements.

CHASE FLEMING H&Q TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Chase Fleming H&Q Technology Fund ("CFT") or, the "Fund," is a separate series of the Trust. The Fund commenced operations on September 20, 2000.

The Fund seeks to provide capital growth by investing, under normal market conditions, at least 65% of its total assets in equity securities of technology companies.

The following is a summary of significant accounting policies followed by the
Fund:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Valuation of investments -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith or at the direction of the Trustees.

      B. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

      C. Federal Income Taxes -- The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provisions for Federal income tax or excise tax are necessary.

      D. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent

CHASE FLEMING H&Q TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

      these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The reclassifications for the Fund are as follows: Paid in capital was decreased by $8,553 and accumulated undistributed income was increased by $8,553, due primarily to the character for tax purposes of current net operating losses. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

      E. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged to that class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2. Fees and Other Transactions with Affiliates

      A. Investment advisory fee -- Pursuant to a separate Investment Advisory Agreement, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to the Fund. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Fund and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.75% of the Fund's average daily net assets. The Advisor voluntarily waived its entire fees for the period from September 20, 2000 to October 31, 2000 in the amount of $6,983.

      Chase Fleming Asset Management (USA) Inc. ("CFAM (USA)"), a wholly-owned subsidiary of The Chase Manhattan Corporation, is the Sub-Investment Advisor to the Fund. Pursuant to the Sub-Investment Advisory Agreement between CFAM (USA) and Chase, CFAM (USA) is entitled to receive a fee payable by Chase from its advisory fee, at an annual rate equal to 0.35% of average daily net assets.

      B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Fund may obtain the services of one or more Shareholder Servicing Agents. For their services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of each of the classes of the Fund.

      Chase and certain affiliates are the only Shareholder Servicing Agents. The Shareholder Servicing Agents voluntarily waived its entire fees for the period from September 20, 2000 to October 31, 2000 in the amount of $2,328.

      C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. ("VFD" or the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., acts as the Fund's distributor and sub-administrator. For the sub-administrative services it performs, VFD is entitled to receive a fee from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets.

CHASE FLEMING H&Q TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

      The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B and C for the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class A Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.25% of the average daily net assets of the Class A shares of the Fund. The Class B and Class C Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.75% of the average annual net assets of the Class B and Class C shares of the Fund, respectively.

      The Distributor voluntarily waived a portion of its fees for the period from September 20, 2000 to October 31, 2000 in the amount of $2,328.

      D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Fund a fee computed at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator voluntarily waived its entire fees for the period from September 20, 2000 to October 31, 2000 in the amount of $931.

      E. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, The BISYS Group, Inc.

3. Investment Transactions

For the period from September 20, 2000 to October 31, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

               Purchases (excluding U.S. Government)     $12,844

               Sales (excluding U.S. Government)              32

4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2000 are as follows (in thousands):

                  Aggregate cost                      $12,795
                                                      -------
                  Gross unrealized appreciation       $   157
                  Gross unrealized depreciation        (1,805)
                                                      -------
                  Net unrealized appreciation         $(1,648)
                                                      =======

At October 31, 2000, the Fund had a capital loss carryover of approximately $17,169, which will be available to offset capital gains arising through October 31, 2008. To the extend that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

5. Subsequent Events

On September 13, 2000, The Chase Manhattan Corporation and J.P. Morgan & Co. Incorporated announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

CHASE FLEMING H&Q TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Capital Share Transactions

Capital share transactions were as follows for the period presented (amounts in thousands):

FLEMING H&Q TECHNOLOGY FUND
------------------------------------------------------------------------------------------------------------------
                                                    Class A                  Class B                  Class C
------------------------------------------------------------------------------------------------------------------
                                                              Period Ended October 31, 2000*
                                              Amount       Shares       Amount       Shares     Amount     Shares
------------------------------------------------------------------------------------------------------------------
Shares sold                                   $7,077          763       $4,966         535      $1,542       161
Shares redeemed                                   (7)          (1)          --          --          --        --
------------------------------------------------------------------------------------------------------------------
Net increase in Trust shares outstanding      $7,070          762       $4,966         535      $1,542       161
==================================================================================================================

      *Class A, B and C shares commenced operations on September 20, 2000.

                       See notes to financial statements.

--------------------------------------------------------------------------------

CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             Class A      Class B      Class C
                                                                             -------      -------      -------

                                                                             09/20/00*    09/20/00*   09/20/00*
                                                                             Through      Through      Through
                                                                             10/31/00     10/31/00     10/31/00
                                                                             ---------    ---------   ---------
Per share operating performance:
Net asset value, beginning of period ..............................           $10.00       $10.00       $10.00
                                                                              ------       ------       ------
Income from investment operations:
  Net investment loss .............................................               --        (0.01)       (0.01)
  Net losses on investments (both realized and unrealized) ........            (1.83)       (1.83)       (1.82)
                                                                              ------       ------       ------
  Total from investment operations ................................            (1.83)       (1.84)       (1.83)
                                                                              ------       ------       ------
Net asset value, end of period ....................................           $ 8.17       $ 8.16       $ 8.17
                                                                              ======       ======       ======
Total return (1) ..................................................           (18.30%)     (18.40%)     (18.30%)
Ratios/supplemental data:
  Net assets, end of period (millions) ............................           $    6       $    5       $    1
Ratios to average net assets:
  Expenses ........................................................             1.83%        2.33%        2.34%
  Net investment income ...........................................            (0.71%)      (1.21%)      (1.22%)
  Expenses without waivers and reimbursements .....................             3.22%        3.72%        3.73%
  Net investment income without waivers and reimbursements ........            (2.10%)      (2.60%)      (2.61%)
Portfolio turnover rate ...........................................                0%           0%           0%
----------------------------------------------------------------------------------------------------------------

 *    Commencement of operations
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #    Short periods have been annualized.

                       See notes to financial statements.

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REPORT OF INDEPENDENT ACCOUNTANTS

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To the Trustees and Shareholders of
Mutual Fund Group

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Fleming H&Q Technology Fund (a separate portfolio of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period September 20, 2000 (commencement of operations) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements"), are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 2000

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CHASE FLEMING H&Q TECHNOLOGY FUND ANNUAL REPORT

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INVESTMENT ADVISER,
ADMINISTRATOR,
SHAREHOLDER AND FUND SERVICING
AGENT AND CUSTODIAN

The Chase Manhattan Bank

DISTRIBUTOR

Vista Fund Distributors, Inc.

TRANSFER AGENT

DST Systems, Inc.

LEGAL COUNSEL

Simpson Thacher & Bartlett

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

Chase Vista Funds are distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from Chase Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the Chase Vista Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

(C) The Chase Manhattan Corporation, 2000. All Rights Reserved.    December 2000

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CHASE VISTA FUNDS(SM)

Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039